UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2020 (May 7, 2020)

CLARIVATE Plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Friars House 160 Blackfriars Road London SE1 8EZ United Kingdom
(Address of principal executive offices)

Registrant’s telephone number, including area code: +44 207 433 4000

Clarivate Analytics PLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 7, 2020, Clarivate Plc held its 2020 Annual General Meeting of Shareholders. All proposals on the agenda were approved by the shareholders. For more information on the proposals, see Clarivate’s proxy statement for the 2020 Annual General Meeting of Shareholders, filed as Exhibit 99.1 to our Current Report on Form 8-K on April 10, 2020. Below are the final voting results.

(1)           Shareholders elected the individuals named below to serve as Class I directors of Clarivate, with a term expiring at the 2023 Annual General Meeting. Election of each director required approval by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Sheryl von Blucher	329,964,364	4,128,295	453,473	5,724,333
Jane Okun Bomba	334,118,808	285,493	141,831	5,724,333
Balakrishnan S. Iyer	334,073,532	303,935	168,665	5,724,333
Richard W. Roedel	328,021,795	6,356,132	168,205	5,724,333

Pursuant to the Amended and Restated Shareholders Agreement dated as of January 14, 2019, as amended as of April 10, 2020, Onex Partners Advisor LP and Baring Private Equity Asia Group Limited and their affiliates (“Onex” and “Baring,” respectively, and collectively, the “Private Equity Sponsors”) agreed to vote their ordinary shares in favor of the above nominees.

(2)           Shareholders approved a change of the company’s name to “Clarivate Plc.” Approval required two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	340,035,344
Against	23,820
Abstain	211,301

(3)           Shareholders approved the proposed amendments to Clarivate’s memorandum and articles of association. Approval required two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	271,097,022
Against	63,298,629
Abstain	150,481
Broker non-votes	5,724,333

A copy of Clarivate’s Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1.

(4)           Shareholders approved Clarivate’s proposal to engage in open-market share repurchases. Approval required two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	308,047,996
Against	25,356,437
Abstain	1,141,699
Broker non-votes	5,724,333

(5)           Shareholders approved Clarivate’s proposal to engage in share repurchases from the Private Equity Sponsors. Approval required both (i) two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy and (ii) a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy, excluding for purposes of this clause (ii) votes cast by the applicable Private Equity Sponsor.

Votes Cast by All Shareholders
For	308,591,652
Against	24,664,012
Abstain	1,290,468
Broker non-votes	5,724,333

Excluding Votes Cast by Onex
For	216,351,621
Against	24,664,012
Abstain	1,290,468
Broker non-votes	5,724,333

Excluding Votes Cast by Baring
For	272,720,529
Against	24,664,012
Abstain	1,290,468
Broker non-votes	5,724,333

(6)           Shareholders ratified the appointment of PricewaterhouseCoopers LLP to serve as Clarivate’s independent registered public accounting firm for 2020. Ratification required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	339,997,543
Against	77,305
Abstain	195,617

Item 8.01.	Other Events

Date of 2021 Annual General Meeting of Shareholders

Clarivate announced that its 2021 Annual General Meeting of Shareholders will be held on May 6, 2021. Further details will be provided in the proxy statement for the meeting.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

No.	Description
3.1	Amended and Restated Memorandum and Articles of Association

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 8, 2020	CLARIVATE Plc

	By:	/s/ Richard Hanks
Richard Hanks
Chief Financial Officer